Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Notes to Financial Statements
Note 8. Subsequent Events

Management has reviewed material events subsequent of the quarterly period ended September 30, 2016 and prior to the filing of financial statements in accordance with FASB ASC 855 “Subsequent Events” and has determined there are no events to report.

On February 2, 2016, Kalen Capital Corporation exercised a portion of its Series B Warrant for 2,173,913 shares of the Company's common stock at an exercise price of $0.46 per share and rendered $1,000,000 as payment.

On March 16, 2016, the Company granted Mr. Thomas Bold, the Company's President & CEO, a stock option to purchase up to 60,000 shares of the Company's common stock, all of which vested on the date of the grant.

On March 16, 2016, the Company granted Ms. Rhonda Rosen, the Company's Chief Financial Officer, a stock option to purchase up to 20,000 shares of the Company's common stock, all of which vested on the date of the grant.

On March 16, 2016, the Company granted Dr. Kenneth Kirkland, a director of the Company, a stock option to purchase up to 50,000 shares of the Company's common stock, all of which vested on the date of the grant.

On March 16, 2016, the Company granted Mr. Joseph Sierchio, a director of the Company, a stock option to purchase up to 50,000 shares of the Company's common stock, all of which vested on the date of the grant.

The exercise price of each of the aforementioned options was $1.91 per share, the closing price of the Company's common stock as listed on the OTCQB on March 15, 2016. The options may be exercised through March 15, 2026 on a cashless basis using the formula contained in the stock option agreement entered into between the above listed individual and the Company.